Management Presentation
November 8, 2007

Third Quarter 2007 Results

MDC PARTNERS

MDC PARTNERS

Forward Looking Statements and Other Information

This presentation contains forward-looking statements. The Company's representatives may also make forward-looking statements orally from time to time. Statements in this presentation that are not historical facts, including statements about the Company's beliefs and expectations, recent business and economic trends, potential acquisitions, estimates of amounts for deferred acquisition consideration and "put" option rights, constitute forward-looking statements. These statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined in this section. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update publicly any of them in light of new information or future events, if any.

Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statements. Such risk factors include, but are not limited to, the following:

- risks associated with effects of national and regional economic conditions;
- the Company's ability to attract new clients and retain existing clients;
- the financial success of the Company's clients;
- the Company's ability to remain in compliance with its debt agreements and the Company's ability to finance its contingent payment obligations when due and payable, including but not limited to those relating to "put" option rights;
- the Company's ability to retain and attract key employees;
- the successful completion and integration of acquisitions which complement and expand the Company's business capabilities;
- foreign currency fluctuations; and
- risks arising from the Company's historical option grant practices.

The Company's business strategy includes ongoing efforts to engage in material acquisitions of ownership interests in entities in the marketing communications services industry. The Company intends to finance these acquisitions by using available cash from operations and through incurrence of bridge or other debt financing, either of which may increase the Company's leverage ratios, or by issuing equity, which may have a dilutive impact on existing shareholders proportionate ownership. At any given time the Company may be engaged in a number of discussions that may result in one or more material acquisitions. These opportunities require confidentiality and may involve negotiations that require quick responses by the Company. Although there is uncertainty that any of these discussions will result in definitive agreements or the completion of any transactions, the announcement of any such transaction may lead to increased volatility in the trading price of the Company's securities.

Investors should carefully consider these risk factors and the additional risk factors outlined in more detail in the Annual Report on Form 10-K under the caption "Risk Factors" and in the Company's other SEC filings.

MDC PARTNERS

Summary of Consolidated Results

(US$ in millions)

	Three Months Ended September 30,			Nine Months Ended September 30,		
	2007	2006	*% Change*	2007	2006	*% Change*
Revenue	$ 140.1	$ 101.1	*38.5* %	$ 394.8	$ 299.3	*31.9* %
Operating Expenses						
Cost of services sold	90.9	57.2	*59.0* %	257.2	177.8	*44.7* %
SG&A	36.6	36.7	*(0.1)* %	106.8	97.7	*9.3* %
D&A	10.5	6.7	*56.8* %	22.7	18.6	*22.3* %
Impairment charges	-	-	*NM*	4.5	-	*NM*
Operating Income	2.1	0.6	*239.0* %	3.6	5.3	*(31.4)* %
Loss from Contining Operations	(6.8)	(2.9)		(18.2)	(8.4)	
Loss from discontinued operations	-	(10.0)		-	(20.1)	
Net Loss	$ (6.8)	$ (12.9)		$ (18.2)	$ (28.5)	

Amounts and percentages may not calculate due to rounding.

MDC PARTNERS

Normalized Results

(US$ in millions)	Three Months September 30, 2007	Three Months September 30, 2006	Nine Months September 30, 2007	Nine Months September 30, 2006
Reported Revenue	$ 140.1	$ 101.1	$ 394.8	$ 299.3
MFP revenues	-	(2.8)	(2.2)	(8.9)
Consolidation of equity affiliates	-	5.2	-	15.8
Client termination payment	-	-	-	(5.3)
Adjusted Revenue	140.1	103.5	392.6	301.1
growth	*35%*		*30%*	
Reported EBITDA	$ 14.4	$ 9.0	$ 36.2	$ 30.9
Costs related to CFO change	1.9	-	1.9	-
MFP EBITDA loss	-	0.7	2.9	2.0
Consolidation of equity affiliates	-	0.3	-	1.0
Client termination payment	-	-	-	(5.3)
Retention payments and other	0.1	-	2.7	-
Adjusted EBITDA	16.4	9.9	43.7	28.6
growth	*65%*		*53%*	
Adjusted EBITDA Margin	11.7%	9.6%	11.1%	9.5%

MDC PARTNERS

Summary of Segment Results – Revenue

(US$ in millions)

	Three Months Ended September 30,			Nine Months Ended September 30,		
	2007	2006	% Change	2007	2006	% Change
Revenue						
Strategic Marketing Services	$ 79.1	$ 58.9	*34.3 %*	$ 228.1	$ 171.4	*33.1 %*
Customer Relationship Management	29.9	20.9	*42.8 %*	79.1	60.7	*30.3 %*
Specialized Communication Services	31.1	21.3	*45.8 %*	87.6	67.2	*30.4 %*
Total Revenue	$ 140.1	$ 101.1	*38.5 %*	$ 394.8	$ 299.3	*31.9 %*

Amounts and percentages may not calculate due to rounding.

MDC PARTNERS

Q3 2007 Marketing Communications Revenue Growth by Segment

	Strategic Marketing Services	Customer Relationship Management	Specialized Communication Services	Weighted Average Total
Acquisition Growth	8.2%	-	2.4%	5.3%
Foreign Exchange Growth	0.7%	-	6.0%	1.7%
Consolidation of Equity Affiliates	3.3%	-	15.1%	5.1%
Organic Growth	22.1%	42.8%	22.4%	26.4%

MDC PARTNERS

YTDQ3 2007 Marketing Communications Revenue Growth by Segment

	Strategic Marketing Services	Customer Relationship Management	Specialized Communication Services	Weighted Average Total
Acquisition Growth	4.0%	-	0.8%	2.4%
Foreign Exchange Growth	0.3%	-	2.4%	0.7%
Consolidation of Equity Affiliates	4.4%	-	12.4%	5.3%
Organic Growth	24.5%	30.3%	14.8%	23.5%

MDC PARTNERS

Summary of Segment Results – EBITDA

(US$ in millions)

	Three Months Ended September 30,			Nine Months Ended September 30,		
	2007	2006	% Change	2007	2006	% Change
EBITDA						
Strategic Marketing Services	$ 13.8	$ 10.0	*37.8 %*	$ 37.9	$ 32.5	*16.6 %*
margin	*17.5%*	*17.0%*		*16.6%*	*19.0%*	
Customer Relationship Management	2.8	1.2	*126.7 %*	7.0	4.3	*61.7 %*
margin	*9.4%*	*5.9%*		*8.8%*	*7.1%*	
Specialized Communication Services	3.2	1.1	*181.5 %*	6.8	7.4	*(7.5) %*
margin	*10.3%*	*5.4%*		*7.8%*	*10.9%*	
Marketing Communications	19.8	12.4	*59.9 %*	51.7	44.2	*17.0 %*
margin	*14.2%*	*12.3%*		*13.1%*	*14.8%*	
Corporate Expenses	(5.4)	(3.4)	*56.6 %*	(15.5)	(13.3)	*16.4 %*
Total EBITDA	$ 14.4	$ 9.0	*61.2 %*	$ 36.2	$ 30.9	*17.3 %*
margin	*10.3%*	*8.9%*		*9.2%*	*10.3%*	

Amounts and percentages may not calculate due to rounding.

MDC PARTNERS

Summary of Segment Results – MDC's Share of EBITDA

(US$ in millions)

	Three Months Ended September 30,			Nine Months Ended September 30,		
	2007	2006	*% Change*	2007	2006	*% Change*
MDC EBITDA						
Strategic Marketing Services	$ 9.6	$ 8.6	*11.4 %*	$ 25.8	$ 24.5	*5.3 %*
Customer Relationship Management	2.8	1.3	*121.4 %*	6.9	4.3	*61.1 %*
Specialized Communication Services	2.3	0.7	*214.3 %*	4.1	5.5	*(24.3) %*
Marketing Communications	14.7	10.6	*38.1 %*	36.8	34.2	*7.6 %*
Corporate	(5.4)	(3.4)	*56.6 %*	(15.5)	(13.3)	*16.4 %*
Total MDC EBITDA	$ 9.3	$ 7.2	*29.3 %*	$ 21.3	$ 20.9	*2.0 %*
Total MDC Adjusted EBITDA	$ 11.3	$ 8.2	*38.0 %*	$28.8	$18.6	*54.6 %*

Amounts and percentages may not calculate due to rounding.

MDC PARTNERS

Cash EPS Reconciliation

(US$ in millions)

	Three Months Ended September 30,		Nine Months Ended September 30,	
	2007	2006	2007	2006
Loss from Continuing Operations	($6.8)	($2.9)	($18.2)	($8.4)
Depreciation & Amortization	10.8	7.5	24.7	20.2
Stock Based Compensation	1.9	1.6	5.3	7.0
Non-cash Unrealized Foreign Exchange	3.6	0.4	7.1	0.1
Impairment charges & Other	-	-	4.6	-
Cash Earnings	9.5	6.6	23.5	18.8
Diluted Shares	25.0	23.9	24.7	23.8
Cash EPS	$0.38	$0.28	$0.95	$0.79
Adjusted Cash EPS*	$0.43	$0.30	$1.14	$0.73

* Adjusted for normalizing items on slide 3.

MDC PARTNERS

Free Cash Flow

(US$ in millions)	Three Months Ended September 30, 2007	2006	Nine Months Ended September 30, 2007	2006
MDC EBITDA	$9.3	$7.2	$21.3	$20.9
Capital Expenditures	(7.5)	(7.5)	(15.0)	(18.8)
Cash Taxes	(0.2)	(0.1)	(1.2)	(0.9)
Cash Interest	(3.8)	(1.6)	(9.1)	(6.3)
Free Cash Flow	($2.2)	($2.0)	($4.0)	($5.1)

MDC PARTNERS

Liquidity

Available Liquidity at September 30, 2007

(US$ in millions)

Commitment Under Facility	$	185.0
Revolver		25.6
Term Loan A		60.0
Delayed Draw Term Loan		15.0
		100.6
Letters of Credit		6.5
Funds Available Under Facility	$	77.9
Available Cash		5.2
Liquidity	$	83.1

MDC PARTNERS

Potential Contractual Put/Call Obligations and Impact on EBITDA

(US$ in millions)	Estimated Put Impact at September 30, 2007 - PRO FORMA			
	Payment Consideration			Incremental
	Cash	Stock	Total	EBITDA in Period
2007	$6.3	$0.2	$6.5	$3.0
2008	2.4	0.2	2.6	0.5
2009	4.2	1.0	5.2	0.8
2010	28.6	7.2	35.8	3.7
Thereafter	18.9	4.1	23.0	5.2
Total	$60.3	$12.7	$73.0	$13.1

Effective Multiple	5.6

Note: Table has been adjusted for early exercise of calls of Kirshenbaum Bond + Partners and Crispin Porter + Bogusky on October 18 and November 1, respectively.

MDC PARTNERS

2007 Financial Outlook

(US$ in millions, except per share amounts)

	Marketing Communications		Corporate Expenses		Consolidated	
	Original	Updated	Original	Updated	Original	Updated
Revenue	$490 - $500	$515 - $525	-	-	$490 - $500	$515 - $525
MDC's Share of EBITDA [1]	$59.5 - $60.5		($19.5 - $20.5)		$39.0 - $41.0	
Adjusted MDC EBITDA [2]		$66.0 - $67.0		($19.0 - $20.0)		$46.0 - $47.0
Pro-Forma MDC EBITDA [3]						$56.0 - $58.0
Cash EPS [4]					$1.28 - $1.32	
Adjusted Cash EPS [2]						$1.35 - $1.40
Free Cash Flow [5]					$15.0 - $17.0	
Adjusted Free Cash Flow [2]						$16.5 - $17.5
Shares Outstanding - Diluted					24.8	25.0

(1) MDC's Share of EBITDA = Operating Income + Depreciation & Amortization + Stock-based Compensation - Minority Interest.

(2) Adjusted metrics include normalizing items as outlined in the appendix.

(3) Pro-Forma MDC EBITDA assumes calls of KB and CPB were executed on 1/1/2007.

(4) Cash EPS = Income from Continuing Operations + Depreciation & Amortization + Stock-based Compensation.

(5) Free Cash Flow = MDC EBITDA + Cash Distributions from Unconsolidated Affiliates - Capital Expenditures - Cash Taxes - Cash Interest.

Appendix

MDC PARTNERS

MDC PARTNERS

Quarter Ended September 30, 2007 MDC Adjusted EBITDA Reconciliation

	Strategic Marketing Services	Customer Relationship Management	Specialized Communication Services	Corporate & Other	Total
MDC's Share of EBITDA*	$9,634	$2,778	$2,260	($5,398)	$9,274
Costs related to CFO change	-	-	-	1,883	1,883
Retention payments and other	350	-	-	(236)	114
MDC Adjusted EBITDA**	$9,984	$2,778	$2,260	($3,751)	$11,271

* MDC's Share of EBITDA is a non-GAAP measure, and represents operating income (loss) plus depreciation and amortization and stock-based compensation less minority interests.

** MDC's Adjusted EBITDA is a non-GAAP measure, and represents MDC's Share of EBITDA plus unusual and non-recurring charges during the quarter.

MDC PARTNERS

Quarter Ended September 30, 2006 MDC Adjusted EBITDA Reconciliation

	Strategic Marketing Services	Customer Relationship Management	Specialized Communication Services	Corporate & Other	Total
MDC's Share of EBITDA*	$8,647	$1,255	$719	($3,446)	$7,175
Losses from Margeotes Fertitta Powell (ceased operations)	-	-	676	-	676
Consolidation of Equity Affiliates	315	-	-	-	315
MDC Adjusted EBITDA**	$8,962	$1,255	$1,395	($3,446)	$8,166

* MDC's Share of EBITDA is a non-GAAP measure, and represents operating income (loss) plus depreciation and amortization, stock-based compensation and impairment charges less minority interests.

** MDC's Adjusted EBITDA is a non-GAAP measure, and represents MDC's Share of EBITDA plus unusual and non-recurring charges during the quarter.

MDC PARTNERS

YTD September 30, 2007 MDC Adjusted EBITDA Reconciliation

	Strategic Marketing Services	Customer Relationship Management	Specialized Communication Services	Corporate & Other	Total
MDC's Share of EBITDA**	$25,763	$6,930	$4,135	($15,523)	$21,305
Costs related to CFO change	-	-	-	1,883	1,883
Losses from Margeotes Fertitta Powell (ceased operations)	-	-	2,945	-	2,945
Retention payments and other	2,100	-	-	587	2,687
MDC Adjusted EBITDA**	$27,863	$6,930	$7,080	($13,053)	$28,820

* MDC's Share of EBITDA is a non-GAAP measure, and represents operating income (loss) plus depreciation and amortization, stock-based compensation and impairment charges less minority interests.

** MDC's Adjusted EBITDA is a non-GAAP measure, and represents MDC's Share of EBITDA plus unusual and non-recurring charges during the period.

MDC PARTNERS

YTD September 30, 2006 MDC Adjusted EBITDA Reconciliation

	Strategic Marketing Services	Customer Relationship Management	Specialized Communication Services	Corporate & Other	Total
MDC's Share of EBITDA**	$24,465	$4,302	$5,461	($13,341)	$20,887
Losses from Margeotes Fertitta Powell (ceased operations)	-	-	1,962	-	1,962
Client Termination Payment	(5,250)	-	-	-	(5,250)
Consolidation of Equity Affiliates	808	-	232	-	1,040
MDC Adjusted EBITDA**	$20,023	$4,302	$7,655	($13,341)	$18,639

* MDC's Share of EBITDA is a non-GAAP measure, and represents operating income (loss) plus depreciation and amortization and stock-based compensation less minority interests.

** MDC's Adjusted EBITDA is a non-GAAP measure, and represents MDC's Share of EBITDA plus unusual and non-recurring charges during the period.

MDC PARTNERS

Definition of Non-GAAP Measures

- **EBITDA:** EBITDA is a non-GAAP measure, that represents operating profit plus depreciation and amortization, stock-based compensation and impairment charges. A reconciliation of "EBITDA" to the US GAAP reported results of operations has been provided by the Company in the tables included in the earnings release issued on November 7, 2007.
- **Organic Growth:** Organic revenue growth is a non-GAAP measure that refers to growth in revenues from sources other than acquisitions or foreign exchange impacts.
- **Cash Earnings:** Cash earnings is a non-GAAP measure that represents loss from continuing operations plus depreciation and amortization, stock based compensation and other non-cash charges.
- **Free Cash Flow:** Free cash flow is a non-GAAP measure that represents EBTIDA less minority interest plus cash distributions from unconsolidated affiliates less capital expenditures, less cash interest, less cash taxes.